                                                                    EXHIBIT 4.5

                               PARTSBASE.COM, INC.






                             SUBSCRIPTION DOCUMENTS

                             SUBSCRIPTION AGREEMENT

PartsBase.com, Inc.
7171 N Federal Highway
Suite 100
Boca Raton, Florida 33487

Dear Sir:

     1. SUBSCRIPTION. I hereby acknowledge receipt of the Confidential Private Placement Memorandum dated November 1, 1999 ("Memorandum") of PartsBase.com, Inc., a Texas corporation (the "Company"). I hereby subscribe to purchase the number of shares of Series A Preferred Stock of the Company (the "Shares") described in the last page of this Subscription Agreement at a purchase price of $2.50 per Share. The Shares are being sold in increments of 10,000 shares with a minimum investment of $25,000 subject to the Company's right to reduce such amounts in its sole discretion.

     2. ACCEPTANCE OF SUBSCRIPTION. I am herewith tendering payment in the amount described on the last page of this Subscription Agreement for the Shares. I have made my check or money order payable to "PartsBase.com, Inc." for the full purchase price. I understand that the Company is offering the Shares on a "best efforts" basis. There is no minimum number of Shares that must be sold and no refund will be made if less than all of the 1,000,000 Shares offered are sold. The offering will continue until the close of business on December 31, 1999, subject to earlier termination or an extension of up to sixty days in the discretion of the Company. All subscriptions for the Shares being offered through the Company when, as, and if received, and accepted by the Company, are subject to prior sale, allotment and withdrawal, and subject further to approval of certain legal matters by counsel and the right to reject any order in whole or in part and to certain further conditions.

     3. REPRESENTATIONS AND WARRANTIES OF THE UNDERSIGNED. I hereby represent, warrant and acknowledge to the Company as follows:

     (a) I can bear the economic risk of this investment and can afford a complete loss thereof. I (i) have sufficient liquid assets to pay the full purchase price for the Shares, (ii) have adequate means of providing for my current and presently foreseeable future needs, (iii) have no present need for liquidity of my investment in the Shares and (iv) will not have an overall commitment to non-marketable investments disproportionate to my net worth.

     (b) I qualify as an "Accredited Investor" as defined in Regulation D, under the Securities Act of 1933, as amended (the "Act") because I meet one or more of the requirements which are set forth in Section 2 of the Confidential Subscriber Questionnaire which follows this Subscription Agreement and is incorporated herein.

     (c) I and such other persons whom I have found it necessary or advisable to consult, have sufficient knowledge and experience in business and financial matters to evaluate the risks of the investment and to make an informed investment decision with respect thereto.

     (d) I have had the opportunity to ask questions of, and to receive answers from, the Company and its representatives, with respect to the Company and the terms and conditions of the offering. My representatives, if any, and I have been offered access to the books and records of the Company relating to my purchase of the Shares and which were necessary to verify the accuracy of any information which was furnished to me. All materials and information requested by either me or other persons representing me, including any information requested to verify any information furnished, have been made available. THE ONLY INFORMATION WHICH HAS BEEN MADE AVAILABLE TO ME AND UPON WHICH I HAVE RELIED IS SET FORTH IN THE MEMORANDUM AND IN THE INFORMATION SUPPLIED TO ME TO VERIFY SAME. I acknowledge that I have received no representations or warranties from the Company, its employees or agents in making this investment decision.

     (e) I am aware that the purchase of the Share(s) is a speculative investment involving a high degree of risk and that there is no guarantee that I will realize any gain from my investment and that I could lose the total amount of my investment.

     (f) I understand that the Company is not a public corporation, that it may never become a public corporation and the Shares have not been registered under the Act, nor pursuant to the provisions of the securities or other laws of any other applicable jurisdictions. I understand that the Shares are being sold in reliance upon the exemption for private offerings contained in Rule 506 of Regulation D promulgated under Section 4(2) of the Act and the laws of such jurisdictions, based upon the fact that this offering of Shares will only be made to accredited investors (as defined in Rule 501 of Regulation D). I am fully aware that the Shares to be acquired by me are acquired in reliance upon such exemptions based upon my representations, warranties and agreements. I am fully aware that I must bear the economic risk of my investment herein for the period of time which is required by the Act because the offering has not been registered under the Act and, therefore, the Shares cannot be offered or sold unless subsequently registered under the Act or an exemption from such registration is available. I understand that no federal or state agency has passed upon or made any recommendation or endorsement of the Shares.

     (g) I am making the investment hereunder for my own account and not for the account of others and for investment purposes only and not with a view to or for the transfer, assignment, resale or distribution thereof, in whole or in part. I have no present plans to enter into any such contract, undertaking, agreement or arrangement. I understand that the statutory basis on which the Shares are being sold to me and others would not be available if my present intention were to hold the Shares for a fixed period or until the occurrence of a certain event. I realize that in the view of the Securities and Exchange Commission ("SEC"), a purchase now with a present intent to resell by reason of a foreseeable specific contingency or any anticipated change in the market value, or in the condition of the Company, or that of the industry in which the business of the Company is engaged or in connection with a contemplated liquidation, or settlement of any loan obtained by the undersigned for the acquisition of the Shares, and for which such Shares may be pledged as security or as donations to religious or charitable institutions for the purpose of securing a deduction on an income tax return, would, in fact, represent a purchase with an intent inconsistent with my representations to you and the SEC would then regard such sale as a sale for which the exemption from registration is not available. I agree with the Company not to pledge, transfer or assign this Subscription Agreement.

     (h)  I AGREE THAT PRIOR TO THE COMPLETION OF AN INITIAL PUBLIC OFFERING
BY THE COMPANY, I WILL NOT BE PERMITTED TO SELL OR OTHERWISE TRANSFER THE SHARES (AND/OR COMMON STOCK ISSUABLE UPON CONVERSION THEREOF) THAT I HAVE PURCHASED FROM THE COMPANY WITHOUT THE CONSENT OF THE COMPANY, WHICH SHALL NOT BE UNREASONABLY WITHHELD, AND THE TRANSFEREE AGREES TO BE BOUND BY THE PROVISIONS OF THIS AGREEMENT. FURTHER, IN THE EVENT THE COMPANY COMPLETES AN INITIAL PUBLIC OFFERING OF ITS SECURITIES IN AN UNDERWRITTEN OFFERING, THE UNDERSIGNED AGREES NOT TO SELL, PLEDGE, ASSIGN OR OTHERWISE TRANSFER OR AGREE TO SELL, PLEDGE ASSIGN OR TRANSFER THE COMMON STOCK ISSUABLE UPON CONVERSION THE SHARES FOR A PERIOD OF 180 DAYS YEAR FROM THE CLOSING DATE OF THE PUBLIC OFFERING WITHOUT THE PRIOR WRITTEN CONSENT OF THE MANAGING UNDERWRITER OF SUCH OFFERING.

     (i) The transferability of the Shares is restricted under the Federal and state securities laws and will contain legends substantially as follows:

     "NO SALE, OFFER TO SELL OR TRANSFER OF THE SHARES (AND/OR COMMON STOCK ISSUABLE UPON CONVERSION THEREOF) REPRESENTED BY THIS CERTIFICATE SHALL BE MADE UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENT OF SUCH ACT IS THEN IN FACT APPLICABLE TO SUCH TRANSFER."

     "THE SALE OR OTHER TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY AGREEMENT WITH THE CORPORATION, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION."

     (j) I confirm that I have read the Memorandum in its entirety, including the exhibits and risk factors contained therein.

     (k) The undersigned (X) if an individual (i) is a citizen of the United States, and at least 21 years of age, and (ii) is bona fide permanent resident of and is domiciled in the state set forth on the signature page hereof and has no present intention of becoming a resident of any other state or jurisdiction, or (Y) if a partnership, trust, corporation or other entity, has a principal place of business and is domiciled in the state set forth on the signature page hereof and has no present intention of changing its principal place of business or its domicile to any other state or jurisdiction.

     (l) The undersigned represents that the funds provided for this investment are either separate property of the undersigned, community property over which the undersigned has the right of control, or are otherwise funds as to which the undersigned has the sole right of management.

     (m) FOR PARTNERSHIPS, CORPORATIONS, TRUSTS, OR OTHER ENTITIES ONLY: If the undersigned is a partnership, corporation, trust or other entity, (i) the undersigned has enclosed with this Subscription Agreement appropriate evidence of the authority of the individual executing this Subscription Agreement to act on its behalf (i.e., if a trust, copy of the trust agreement; if a corporation,, a certified corporate resolution authorizing the signature and a copy of the articles of incorporation; or if a partnership, a copy of the partnership agreement), (ii) the undersigned represents and warrants that it was not organized for the specific purpose of acquiring Shares, and (iii) the undersigned has the full power and authority to execute this Subscription Agreement on behalf of such entity and to make the representations and warranties made herein on its behalf and this investment in the Company has been affirmatively authorized by the governing board of such entity and is not prohibited by the governing documents of the entity.

     I understand the meaning and legal consequences of the foregoing representations and warranties, which are true and correct as of the date hereof and will be true and correct as of the date that my purchase of the Shares subscribed for herein has been accepted by the Company. Each such representation and warranty shall survive such purchase.

     4.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          (a) The Company is duly and validly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Texas. The Company has all requisite power and authority, and all necessary authorizations, approvals and orders required as of the date hereof to own its properties and conduct its business as described in the Memorandum and to enter into this Subscription Agreement and to be bound by the provisions and conditions hereof.

          (b) All corporate action required to be taken by the Company prior to the issuance and sale of the Shares has been, or prior to the Closing of the sale of the Shares, will have been taken. The Shares when issued and sold in accordance with the Memorandum for the consideration expressed therein shall conform to the descriptions thereof in the Memorandum and shall be duly and validly issued. The Shares have been duly and validly authorized by proper corporate authority and upon payment, will be validly issued, fully paid and non-assessable and free of preemptive rights.

     5. NO WAIVER. Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his or its rights hereunder or under any other agreement, instrument or papers signed by him or it with respect to the subject matter hereof unless such waiver is in writing and signed by the party waiving said right. Except as otherwise specifically provided for hereunder, no delay or omission by any party in exercising any right with respect to the subject matter hereof shall operate as a waiver of such right or of any such other right. A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion. All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument, or paper, will be cumulative, and may be exercised separately or concurrently.

     6. ENTIRE AGREEMENT. The parties have not made any representations or warranties with respect to the subject matter hereof not set forth herein or in the Memorandum. This Subscription Agreement, together with any instruments executed simultaneously hereof, constitutes the entire agreement between the parties with respect to the subject matter hereof. All understandings and agreements heretofore had between the parties with respect to the subject matter hereof are merged in this Subscription Agreement, which fully and completely expresses their agreement.

     7. INDEMNIFICATION. The undersigned acknowledges that he understands the meaning and legal consequences of the representations and warranties contained in Section 3 hereof, and he hereby agrees to indemnify and hold harmless the Company and its officers and directors from and against any and all loss, damage or liability (including costs and reasonable attorneys' fees) due to or arising out of a breach of any representation, warranty or acknowledgment of the undersigned contained in this Subscription Agreement or in the Confidential Subscriber Questionnaire.

     8. CHANGES. This Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, which is signed by all of the parties to this Agreement.

     9. FURTHER DOCUMENTS. The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Agreement and the intent and purposes hereof.

     10. NOTICES. All notices or other communications required or permitted hereunder shall be in writing and shall be mailed by Registered or Certified Mail, Return Receipt Requested, postage prepaid, as follows:

     To the Purchaser:          To the Address listed at the end of
                                this Subscription Agreement

     To the Company:            PartsBase.com, Inc.
                                7171 N. Federal Highway
                                Suite 100
                                Boca Raton, FL 33487

or in each case to such other address as shall have last been furnished by like notice. If mailing by Registered or Certified Mail is impossible due to an absence of postal service, notice shall be in writing and personally delivered to the aforesaid address. Each notice or communication shall be deemed to have been given as of the date so mailed or delivered, as the case may be.

     11. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the internal laws of the State of Texas, without giving effect to the principles of conflicts of law.

     12. BINDING AGREEMENT. This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives and successors.

     IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement the date specified below.

                                      Date of Investment            ,1999
                                                        ------------
Number of
Shares Subscribed ($2.50 per share):
                                    ---------------

-----------------------------          ----------------------------------------
Signature of Investor                        Signature of Spouse
                                             (or Joint Investor, if any)


-----------------------------          ----------------------------------------
Print Name of Investor                       Print Name of Spouse
                                             (or Joint Investor, if any)


-----------------------------          ----------------------------------------
Social Security Number of Investor            Social Security Number
                                          of Spouse (or Joint Investor, if any)


Investor                                      Spouse (or Joint Investor, If any)

Address:
        ---------------------          -----------------------
        ---------------------          -----------------------
        ---------------------          -----------------------

ACCEPTED AND AGREED TO
THIS      DAY OF       , 1999
    ------      -------
PartsBase.com, Inc.

By:
   --------------------------
Title:
     ------------------------

Number of Shares accepted by the
Company
       ----------------------

                                 SIGNATURE PAGE

                              (For Non-Individuals)

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement the date indicated in the space below.

Name of Entity (Print):
                      ----------------------
Address:
       --------------------------------

       --------------------------------

       --------------------------------

       --------------------------------

State of Organization:
                     ------------------

Tax Identification Number:
                          -------------
By: -----------------------------
         Name:
              -------------------              ----------------------------
         Title:                                   Date of Investment
               -------------------

NUMBER OF SHARES SUBSCRIBED FOR:

$                                  ($25,000 per Share)
 ---------------------------------

NUMBER OF SHARES ACCEPTED BY
THE COMPANY
          ------------------------

AGREED AND ACCEPTED TO THIS
                            ---------
DAY OF                  , 1999
     ------------------

PARTSBASE.COM, INC.

By
   -----------------------------------
          (name and title)

                               PARTSBASE.COM, INC.

                      CONFIDENTIAL SUBSCRIBER QUESTIONNAIRE

     In order to comply with the requirements of federal and state securities laws, Shares of PARTSBASE.COM, INC. (the "Company"), may be sold only to persons or entities meeting the suitability standards established by the Company.

     The purpose of this Statement is to obtain information from each prospective investor relating to the investor's knowledge and experience in financial and business matters and to the investor's ability to bear the economic risks of the proposed investment. Such information is required in order to determine whether or not the suitability standards have been met by the prospective investor. Please answer questions concerning prior business and financial experience and investment decision-making in detail.

     By signing this Statement you agree that it may be shown to such authorized persons as the Company may deem appropriate to establish that the offer and/or sale of this investment in the Company will not result in any violation of any laws or regulations of any jurisdiction. Attach additional sheets if necessary to fully answer any question. A separate Statement must be completed for each co-owner of Shares, except that spouses may complete a joint Statement. You make the following representations with the intent that they may be relied upon by the Company and other persons designated by the Company.

                             (PLEASE PRINT OR TYPE)

1.       BIOGRAPHICAL INFORMATION

              (IF JOINT SUBSCRIBER, PROVIDE INFORMATION FOR BOTH.)

(a)      Name(s):                                    Birthdate:
                 -----------------------------------           ------------
                                                     Birthdate:
                 -----------------------------------           ------------

(b)      State of Residence:
                            --------------------

(c)      Employer or business association and position:
                                                        -----------------------
         ------------------------------------------------------------

(d)      Business address and telephone:
                                        -------------------------------------
                                        -------------------------------------
                                        -------------------------------------
                                        -------------------------------------

(e) Business and/or professional education and degrees:

      School            Location         Degree Received     Year Received
1.

----------------    ----------------    ----------------    ----------------
2.

----------------    ----------------    ----------------    ----------------
3.

----------------    ----------------    ----------------    ----------------

(f) Employment during the past five years:



     Employer                 Position, Nature of               Date:
(or other association):         Responsibility:               (from - to)

1.                                                                to
-----------------------       ---------------------      ----------------------
2.                                                                to
-----------------------       ---------------------      ----------------------
3.                                                                to
-----------------------       ---------------------      ---------------------
4.                                                                to
-----------------------       ---------------------      ----------------------


(g)      References:

Reference     Name                Address                Account Number(s)
                                                          (if applicable)

Bank
    ------------------      ---------------------       ----------------------

                            ---------------------       ----------------------

                            ---------------------       ----------------------
                            (tel)
                            ---------------------       ----------------------

Broker
    ------------------      ---------------------       ----------------------

                            ---------------------       ----------------------

                            ---------------------       ----------------------
                            (tel)
                            ---------------------       ----------------------

Accountant
         (Individual)
         -------------      ---------------------

         -------------      ---------------------
            (Firm)
         -------------      ---------------------

         -------------      ---------------------
                            (tel)
                            ---------------------

Attorney

         (Individual)
         -------------      ---------------------

         -------------      ---------------------
            (Firm)
         -------------      ---------------------

         -------------      ---------------------
                            (tel)
                            ---------------------



2.   ACCREDITED INVESTOR STATUS

     PLEASE CHECK OR INITIAL ALL THAT APPLY:

______(1) the investor is a natural person whose net worth, or joint net worth with spouse, at the time of purchase, exceeds $1,000,000 (including the value of home, home furnishings and automobiles).

______(2) the investor is a natural person whose individual gross income (excluding that of spouse) exceeded $200,000 in each of the last two calendar years, and who reasonably expects individual gross income exceeding $200,000 in the current calendar year; or for such periods, the combined income of the investor with spouse exceeded and is expected to exceed $300,000.

______(3) the investor is an employment benefit plan within the meaning of the Employment Retirement Income Security Act of 1974 and either (A) the employee benefit plan has total assets in excess of $5,000,000, or (B) if a self-directed plan, then the investment decisions are made solely by persons that qualify as accredited investors as defined in (i) or (ii) above.

______(4) the investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered whose purchase is directed by a sophisticated person as described in Rule 506
(b)(2)(ii) under the Securities Act of 1933.

______(5) the investor is an entity in which all the equity owners qualify as accredited investors.

______(6) the investor is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

______(7) the investor is a bank as defined in section 3(a)(2) of the Securities Act of 1933 (the "Act"), or savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 and the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or the employee benefit plan has total assets in excess of $5,000,000 or, a self-directed plan, with investment decisions made solely by persons that are accredited investors.

______(8) The investor is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.


3.   PRIOR INVESTMENT EXPERIENCE OF INVESTOR (OR TRUSTEE)

(a) Indicate by check mark which of the following categories best describes the extent of your prior experience in the areas of investment listed below:

                        More than
                        5 years       2 to 5 years    1 Year        No
                        EXPERIENCE    EXPERIENCE      EXPERIENCE    EXPERIENCE
                       -----------    ------------    ----------    ----------
Corporate Stocks
                         ------         ------         ------        -------
Corporate Bonds
                         ------         ------         ------        -------
Limited
Partnerships
                         ------         ------         ------        -------
Stock in Privately
  Held Companies
                         ------         ------         ------        -------


(b)  Have you invested in any Bridge Loans within the last 12 months?
     Yes___  No____

     If Yes, how many? ______

(c) Do you make your own investment decisions with respect to the investments listed above?
                             Yes________ No________

(d) What are the principal sources of investment knowledge or advice? (check all that apply):

         ___First hand experience           ___Financial publication(s)
         ___Broker(s)                       ___Investment Advisor(s)
         ___Attorney(s)                     ___Accountant(s)

(e)  Please list all financial Publications that you read regularly:
     1.
      -------------------
     2.
      -------------------
     3.
      -------------------

(f) Please list any conferences or other presentations regarding financial or investment matters that you have attended in the last 5 years:

        Conference                   Sponsor              Dated Attended
1.
 ------------------------    -----------------------   -----------------------
2.
 ------------------------    -----------------------   -----------------------
3.
 ------------------------    -----------------------   -----------------------


4.   FINANCIAL AND INVESTMENT STATUS INFORMATION

(a)  NET WORTH

Please indicate your estimated net worth and its components:

     1. Estimated net worth, EXCLUSIVE of principal residence, furnishings of principal residence and personal automobiles (computation of net worth may be accomplished with reference to fair market value of assets):
     $_____________

     2. Estimated net worth, INCLUDING principal residence, furnishings of principal residence and personal automobiles (computation of the value of the subscriber's principal residence may be accomplished with reference to fair market value of residence): $____________

(b)  GROSS INCOME

Please provide your actual or projected individual annual adjusted gross income (including that of spouse) and joint marginal tax bracket for following years:

                           Investor's                Spouse's
                           Gross                     Gross
                           Income*                   Income*
                           -------------             -------------

         1997              $                         $
                            ------------              ------------
         1998              $                         $
                            ------------              ------------
         1999**            $                         $
                            ------------              ------------

* Gross income for these purposes means adjusted gross income (as reported for federal income tax purposes) increased by the following amounts: (i) the amount of any tax exempt interest income received and (ii) the amount of losses claimed for depletion.

**   Reasonably expected.

5.   NASD ASSOCIATION OR AFFILIATION

a. Are you or any member of your family a member of the NASD or a person associated with a member or do you have any association or other affiliation through share ownership, loans or otherwise with a member of the NASD or with an underwriter or related person.

     Yes______                  No_____  (If yes, describe.)

b. Do you have any oral or written agreements with any NASD member or any associated persons of such member concerning the disposition of any securities of PartsBase.com beneficially owned by you.

     Yes______                  No_____  (If yes, describe.)

     If the investor answering this form is not an individual, please answer question c below.

c. Do you know of any director, officer or holder of any class of securities of the investor (including a member of their family) who is (i) a member of the NASD, (ii) a controlling stockholder of a member of the NASD, (iii) associated or affiliated with a member of the NASD, or (iv) associated or affiliated with any placement agent or financial or legal advisor involved in the PartsBase.com offering.

     Yes_____          No_____  (If yes, describe.)

                                 SIGNATURE PAGE

                                (For Individuals)

This page constitutes the signature page for INDIVIDUALS for the Confidential Statement of Investor Suitability.

IN WITNESS WHEREOF, the undersigned has executed the Confidential Statement of Investment Suitability the date indicated below.

                      , 1999
----------------------
Date

---------------------------------          -------------------------------
Signature of Investor                      Signature of Spouse
                                           (or Joint Investor, if any)


---------------------------------          -------------------------------
Print Name of Investor                     Print Name of Spouse
                                           (or Joint Investor, if any)


---------------------------------          -------------------------------
Social Security Number                     Social Security Number
of Investor                                of Spouse (or Joint Investor, if any)

Investor                                   Spouse (or Joint Investor, If any)

Address:
        ---------------------          -----------------------
        ---------------------          -----------------------
        ---------------------          -----------------------

                                 SIGNATURE PAGE

                              (For Non-Individuals)

This page constitutes the signature page for NON-INDIVIDUALS for the Confidential Statement of Investor Suitability.

Attached hereto are true, correct and complete copies of resolutions adopted by the investor authorizing the individual signing below to execute this questionnaire on behalf of the investor.

IN WITNESS WHEREOF, the undersigned has executed the Confidential Statement of Investor Suitability the date indicated below.

Name of Entity (Print):
                      -------------------------
Address:
        ----------------------------------

        ----------------------------------

        ----------------------------------

        ----------------------------------

State of Organization:
                     ---------------------

Tax Identification Number:
                          ----------------
By:
    ------------------------------------
         Name:
              --------------------------
         Title:
              --------------------------
Date:                                 , 1999
    ----------------------------------

                      (Attach resolutions described above)